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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 19, 2001
               Date of earliest event reported: December 11, 2001

                                 SONIC SOLUTIONS
             (Exact name of registrant as specified in its charter)

        California                     72870                  93-0925818
(State or other jurisdiction of   (Commission File         (I.R.S. Employer
incorporation or organization)         Number)            Identification No.)

 101 Rowland Way, Suite 110  Novato, CA                         94945
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:     (415) 893-8000







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                       INFORMATION INCLUDED IN THIS REPORT

Items 1 through 4, and items 6, 8 and 9 Not Applicable.

ITEM 5.  OTHER EVENTS.

On December 11, 2001, Sonic Solutions announced that it entered into a Licensing Agreement with Adobe Systems Incorporated, whereby Adobe licensed Sonic's DVD authoring technology. Under the terms of the agreement, Adobe will license the technology underlying Sonic's desktop DVD authoring applications, including Sonic's AuthorScript formatting engine. Sonic will continue its focus on home and consumer markets, as well as on systems for Hollywood studios, professional post production and high-end corporate applications. Attached as exhibit 99.1 and incorporated herein by reference is a copy of Sonic Solution's press release dated December 11, 2001 entitled "Adobe Licenses Sonic DVD Technology - Sonic to Provide Foundation for Future DVD Authoring Applications."

     Forward looking statements made in this periodic report on Form 8-K, including those in the press release attached hereto as exhibit 99.1, that are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements involve risks and uncertainties, some of which are more fully described in our filings with the Securities and Exchange Commission, including the Registration Statement filed on November 8, 2001.

ITEM 7.  EXHIBITS.

Exhibit 99.1 Press Release dated December 11, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Sonic Solutions, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Novato, State of California, on the 19th day of December, 2001.



       SONIC SOLUTIONS

              Signature                                        Date
              ---------                                        ----

        /s/ Robert J. Doris                             December 19, 2001
        -------------------
            Robert J. Doris
            President and Director (Principal
            Executive Officer)


        /s/ A. Clay Leighton                            December 19, 2001
        --------------------
            A. Clay Leighton
            Senior Vice President of Worldwide
            Operations and Finance and Chief
            Financial Officer (Principal
            Financial Accounting Officer)





EXHIBIT INDEX

         Exhibit                       Description
         -------        -------------------------------------------------

           99.1 Press Release dated December 11, 2001 entitled "Adobe Licenses Sonic DVD Technology - Sonic to Provide Foundation for Future DVD Authoring Applications."

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